UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 1999

                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)

                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


        0-14710                             94-2756657
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(Commission File Number)            (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                  94710
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(Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code (510) 644-1170

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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     On June 28, 1999, XOMA Ltd. issued the announcement attached hereto as
Exhibit 1, which is incorporated herein by reference.

Item 7.  Exhibits

1.       Press Release dated June 28, 1999

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 1, 1999                XOMA LTD.




                                    By: /s/ Christopher J. Margolin
                                        --------------------------------
                                        Christopher J. Margolin
                                        Vice President, General
                                        Counsel and Secretary

                                  EXHIBIT INDEX


Number   Description

1.       Press Release dated June 28, 1999